EXHIBIT 10.4

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

AMENDMENT NO. 5 TO SERIES 2017-VF1 INDENTURE SUPPLEMENT

This Amendment No. 5 to the Series 2017-VF1 Indenture Supplement (this “Amendment”) is dated as of June 27, 2023, by and among PMT ISSUER TRUST - FMSR, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC CORP. (“PMC”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (the “Administrative Agent”), and is consented to by NEXERA HOLDING LLC (“Nexera”) and CITIBANK, N.A. (“Citi”), together, the noteholders of 100% of Outstanding Notes (the “Noteholders”).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Base Indenture, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of April 25, 2018, Amendment No. 2, dated as of July 31, 2020, Amendment No. 3, dated as of October 20, 2020, Amendment No. 4, dated as of March 30, 2021, Amendment No. 5, dated as of June 28, 2022, Amendment No. 6, dated as of May 25, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of June 29, 2018, Amendment No. 2, dated as of August 4, 2020, Amendment No. 3, dated as of August 9, 2021, Amendment No. 4, dated as of February 8, 2022, and as may be further amended, restated, supplement or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”, and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholders have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2017-VF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, there is currently one Outstanding Series of Notes, the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to PennyMac Corp. (“PMC”) pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and which was purchased by Nexera and Citi under the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among the Administrative Agent, Nexera, as a buyer, Citi, as a buyer, and PMC, as seller (as amended by Amendment No. 1, dated as of August 4, 2020, Amendment No. 2, dated as of August 9, 2021, Amendment No. 3, dated as of January 3, 2022, Amendment No. 4, dated as of March 30, 2022, Amendment No. 5, dated as of June 30, 2022, Amendment No. 6, dated as of September 30, 2022, Amendment No. 7, dated as of March 16, 2023, Amendment No. 8, dated as of June 27, 2023, and as may be further amended, restated, supplement or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”), pursuant to which PMC sold all of rights, title and interest in the Series 2017-VF1 Note to Nexera and Citi;

WHEREAS, (i) pursuant to the Trust Agreement, PMC is the sole Owner and (ii) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by the VFN Repo Buyer, as the buyer of the Series 2017-VF1 Note under the Series 2017-VF1 Repurchase Agreement;

WHEREAS, pursuant to Section 11 of the Series 2017-VF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2017-VF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes; and

WHEREAS, as of the date hereof, the Series 2017-VF1 Note is not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Series 2017-VF1 Indenture Supplement is hereby amended as follows:

SECTION 1.
Amendments to the Series 2017-VF1 Indenture Supplement.
(a)
Section 2 of the Series 2017-VF1 Indenture Supplement is hereby amended by deleting the definition of “Margin” in its entirety and replacing it with the following:

“Margin” means, for the Series 2017-VF1 Notes, (i) [****]% per annum or (ii) upon the occurrence of an Additional Term Note Offering, the related “Margin” in effect for the Term Notes subject to such Additional Term Note Offering plus [****]%; provided, however, any Margin calculated pursuant to clause (ii) hereof shall not be less than [****]% or greater than [****]%.

(b)
Section 6 of the Series 2017-VF1 Indenture Supplement is hereby amended by adding the following as a new subsection at the end of such Section 6:

Notwithstanding anything to the contrary herein or in Section 4.3(b)(i) of the Base Indenture, the VFN Principal Balance of the Series 2017-VF1 Notes may be adjusted to reduce the VFN Principal Balance thereof by the Administrator in accordance with a VFN Note Balance Adjustment Request, on behalf of the Issuer, without making any payment on the Series 2017-VF1 Notes with the written consent of the Administrative Agent (which may be provided electronically).

SECTION 2.
No Note Rating Agency. As of the date hereof and prior to the execution of this Amendment, there are no Classes or Series of Outstanding Notes rated by any Note Rating Agency.
SECTION 3.
Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto and (ii) delivery of an Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement.
SECTION 4.
Consent, Acknowledgment and Waiver. By execution of this Amendment, each of Nexera and Citi, in its capacity as Noteholder of the Outstanding Notes, hereby consents to this Amendment. The Noteholders certify that together, they are the sole Noteholders of the Series 2017-VF1 Note with the right to instruct the Indenture Trustee. In addition, each Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of such Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by each Noteholder of this Amendment should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date. The Noteholders further hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for the delivery of the Authorization Opinion, the Officer’s Certificate and the Issuer Tax Opinion pursuant to Sections 1.3, 12.2 and 12.3 of the Base Indenture.
SECTION 5.
Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholders that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 6.
Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 7.
No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
SECTION 8.
Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 9.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 10.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 11.
Entire Agreement. The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
SECTION 12.
Recitals. The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.) In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

PENNYMAC CORP., as Servicer and as Administrator

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

ATLAS SECURITIZED PRODUCTS, L.P., solely in its capacity as Administrative Agent on behalf of Nexera Holding LLC, as VFN Repo Buyer, and Citibank, N.A., as VFN Repo Buyer

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

CONSENTED TO BY:

NEXERA HOLDING LLC, as a VFN Repo Buyer and as noteholder of Series 2017-VF1 Note

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

CONSENTED TO BY:

CITIBANK, N.A., as a VFN Repo Buyer and as a noteholder of Series 2017-VF1 Note

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President